UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

DIGITAL BRANDS GROUP, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

DIGITAL BRANDS GROUP, INC.
1400 Lavaca Street,
Austin, Texas 78701

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on December 2, 2024
9:30 A.M. (Eastern Time)

To Our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Meeting” or “Annual Meeting”) of DIGITAL BRANDS GROUP, INC. (“DBGI,” “we,” “our,” “us,” or the “Company”), a Delaware corporation, to be held on December 2, 2024 at 9:30 a.m. (Eastern Time) via live webcast. The annual meeting will be a completely “virtual meeting” of stockholders. You will be able to attend the annual meeting as well as vote and submit your questions during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/DBGI2024 and entering the 16-digit control number included in our proxy materials, on your proxy card or in the instructions that accompanied your proxy materials. You will have an equal opportunity to participate in the Meeting regardless of your geographic location. You will not be able to attend the Meeting physically.

The annual meeting of stockholders is being held for the following purposes:

1.	To elect five (5) nominees to our Board of Directors;

2.	To approve the amendment of the Company’s certificate of incorporation, as amended, to effectuate a reverse stock split of Company’s outstanding shares of common stock, par value $0.0001 per share, at a ratio of no less than 1-for-10 and no more than 1-for-50, with such ratio to be determined at the sole discretion of the Company’s Board of Directors;

3.	To ratify the appointment of Macias Gini & O’Connell LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;

4.	To approve adjournment of the Annual Meeting from time to time to a later date or dates, if necessary and appropriate, under certain circumstances, including for the purpose of soliciting additional proxies in favor one or more of the foregoing proposals, in the event the Company does not receive the requisite stockholder vote to approve such proposal(s) or establish a quorum; and

5.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

You are entitled to participate in the Annual Meeting if you were a shareholder as of the close of business on October 17, 2024, the record date, or hold a valid proxy for the meeting. To participate in the Annual Meeting, including to vote, shareholders of record must access the meeting website at www.virtualshareholdermeeting.com/DBGI2024 and enter the 16-digit control number found on the proxy card provided to you with this Proxy Statement, or that is set forth within the body of the email sent to you with the link to this Proxy Statement. If your shares are held in street name and your voting instruction form indicates that you may vote those shares through the www.proxyvote.com website, then you may access, participate in, and vote at the Annual Meeting with the 16-digit control number indicated on that voting instruction form. Otherwise, shareholders who hold their shares in street name should contact their bank, broker, or other nominee (preferably at least five days before the Annual Meeting) and obtain their 16-digit control number in order to be able to attend, participate in, or vote at the Annual Meeting.

A list of stockholders will be available at our offices at 1400 Lavaca Street, Austin, TX 78701 for a period of at least 10 days prior to the Meeting and will also be available at the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on December 2, 2024: The 2024 Proxy Statement, the Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and Amendment No. 1 to the Annual Report on Form 10-K for the fiscal year ended December 31, 2023 are also available at https://ir.digitalbrandsgroup.co/sec-filings

You are cordially invited to attend the Meeting. However, if you do not expect to attend or if you plan to attend but desire the proxy holders to vote your shares, please promptly date and sign your proxy card and return it in the enclosed postage paid envelope or you may also instruct the voting of your shares over the Internet or by telephone by following the instructions on your proxy card. Voting by written proxy, over the Internet, or by telephone will not affect your right to vote at the Meeting in the event you find it convenient to attend.

By order of the Board of Directors

Dated: October 25, 2024	/s/ John Hilburn Davis IV
Austin, Texas	John Hilburn Davis IV
President, Chief Executive Officer and Chairman of the Board

DIGITAL BRANDS GROUP, INC.
1400 Lavaca Street
Austin, TX 78701

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
December 2, 2024 AT 9:30 A.M. (EASTERN TIME)

This proxy statement is being furnished by Digital Brands Group Inc., a Delaware corporation (the “Company”), in connection with the annual meeting of stockholders (the “Meeting” or the “Annual Meeting”) to be held virtually via live audiocast on December 2, 2024, at 9:30 a.m. (Eastern Time). The Annual Meeting will be a completely “virtual meeting” of stockholders. You will be able to attend the Annual Meeting as well as vote and submit your questions during the live webcast of the Meeting by visiting www.virtualshareholdermeeting.com/DBGI2024 and entering the 16-digit control number included in our proxy materials, on your proxy card or in the instructions that accompanied your proxy materials.

If you encounter any technical difficulties with the virtual meeting platform on the meeting day, please call the phone number that is listed on the virtual meeting landing page at www.virtualshareholdermeeting.com/DBGI2024.

We anticipate that this proxy statement and the form of proxy relating to our Meeting will be mailed to our stockholders commencing on or about October 25, 2024.

The purpose of the Meeting is to seek stockholder approval of the following Proposals:

1.	To elect five (5) nominees to our Board of Directors (the “Board”);

2.	To approve the amendment of the Company’s certificate of incorporation, as amended (the “Certificate of Incorporation”), to effectuate a reverse stock split of Company’s outstanding shares of common stock, par value $0.0001 per share, at a ratio of no less than 1-for-10 and no more than 1-for-50, with such ratio to be determined at the sole discretion of the Board (the “Reverse Split”);

3.	To ratify the appointment of Macias Gini & O’Connell LLP (“MGO”) as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (the “Auditor Ratification Proposal”);

4.	To approve adjournment of the Annual Meeting from time to time to a later date or dates, if necessary and appropriate, under certain circumstances, including for the purpose of soliciting additional proxies in favor one or more of the foregoing proposals, in the event the Company does not receive the requisite stockholder vote to approve such proposal(s) or establish a quorum (the “Adjournment Proposal”); and

5.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Internet Availability of Proxy Materials

The proxy statement, the Annual Report to Stockholders for the fiscal year ended December 31, 2023, and Amendment No. 1 to the Annual Report to Stockholders for the fiscal year ended December 31, 2023 are also available at https://ir.digitalbrandsgroup.co/sec-filings.

Solicitation of Proxies

Our Board is soliciting the enclosed proxy. We will bear the cost of this solicitation of proxies. Solicitations will be made by mail. We have retained Kingsdale Advisors to assist in the solicitation of proxies for a fee of $10,500, plus reimbursement of related expenses. In addition to solicitation by mail and by Kingsdale Advisors, our directors, officers and employees may solicit proxies on behalf of the Company, without additional compensation, by telephone, facsimile, mail, on the Internet or virtually via the Internet. We may reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy materials to beneficial owners of our stock. Banks, brokers and stockholders located in North America may also contact Kingsdale at contactus@kingsdaleadvisors.com or its toll-free number: 1-866-581-0512 (if outside North America, please text or call collect at 917-813-1252).

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Annual Report

Our annual report on Form 10-K for the fiscal year ended December 31, 2023 (the “2023 10-K”) and Amendment No. 1 to the 2023 10-K (the “2023 10-K/A”) will be concurrently provided to each stockholder at the time we send this proxy statement and the enclosed proxy and is not to be considered a part of the proxy-soliciting material.

Stockholders may also request a free copy of our 2023 10-K and our 2023 10-K/A by writing to Secretary, Digital Brands Group Inc., 1400 Lavaca Street, Austin, TX 78701.

Alternatively, stockholders may access our 2023 10-K and our 2023 10-K/A on the Company’s website located at https://ir.digitalbrandsgroup.co/sec-filings. We will also furnish any exhibit to our 2023 10-K and our 2023 10-K/A if specifically requested.

How To Participate In And Vote At The Meeting

You are entitled to participate in the Annual Meeting if you were a shareholder as of the close of business on October 17, 2024 (the “Record Date”), the record date, or hold a valid proxy for the meeting. To participate in the Annual Meeting, including to vote, shareholders of record must access the meeting website at www.virtualshareholdermeeting.com/DBGI2024 and enter the 16-digit control number found on the proxy card provided to you with this Proxy Statement, or that is set forth within the body of the email sent to you with the link to this Proxy Statement. If your shares are held in street name and your voting instruction form indicates that you may vote those shares through the www.proxyvote.com website, then you may access, participate in, and vote at the Annual Meeting with the 16-digit control number indicated on that voting instruction form. Otherwise, shareholders who hold their shares in street name should contact their bank, broker, or other nominee (preferably at least five days before the Annual Meeting) and obtain their 16-digit control number in order to be able to attend, participate in, or vote at the Annual Meeting.

If you are a stockholder who owns shares through a broker and you intend to vote at the Meeting, you must obtain a legal proxy from the bank, broker or other holder of record of your shares to be entitled to vote those shares virtually at the Meeting.

You will not be able to attend the Meeting physically. The audiocast provides our stockholders rights and opportunities equivalent to an in-person meeting of stockholders. If you encounter any technical difficulties with the virtual meeting platform on the meeting day, please call the phone number that is listed on the virtual meeting landing page at www.virtualshareholdermeeting.com/DBGI2024.

Even if you plan to attend the Meeting, we recommend that you also vote by proxy as described below so that your vote will be counted if you later decide not to participate in the Meeting.

How To Vote Without Participating In The Meeting

Your vote is important. If you hold your shares as a record holder, your shares can be voted at the Meeting only if you are present at the Meeting or your shares are represented by proxy. Even if you plan to attend the Meeting, we urge you to vote by proxy in advance. You may vote your shares by using one of the following methods:

1.	By mail. You may vote by mail by marking your proxy card, and then date, sign and return it in the postage-paid envelope provided; or

2.	By Internet. You may vote electronically by accessing the website located at www.proxyvote.com and entering your 16 digit control number found on your proxy card or voting instruction form and following the on-screen instructions; or

3.	By Phone. You may use any touch-tone telephone to dial 1-800-690-6903 and transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

Please have your proxy card in hand when going online. If you instruct the voting of your shares electronically, you do not need to return your proxy card.

If you hold your shares beneficially in “street name” through a nominee (such as a bank or stock broker), then the proxy materials are being forwarded to you by the nominee and you may be able to vote by the Internet as well as by mail, fax and e-mail based on the instructions you receive from your nominee. You should follow the instructions you receive from your nominee to vote these shares in accordance with the voting instructions you receive from your broker, bank or other nominee.

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Record Date, Voting; Quorum

Record Date, Voting

Only holders of record of our common stock, par value $0.0001 per share, Series A convertible preferred stock, par value $0.0001 (“Series A Convertible Preferred Stock”), and Series C convertible preferred stock, par value $0.0001 (“Series C Convertible Preferred Stock ”), at the close of business on the Record Date are entitled to notice of and to vote at the Meeting and any postponements or adjournments thereof. Stockholders may not cumulate their votes.

As of the Record Date, the following shares were issued and outstanding with the number of votes indicated:

Class	Number of Shares	Votes/Share	Number of Votes
Common Stock	9,415,783	One / share	9,415,783
Series A Convertible Preferred Stock	6,300	One / share (voting on an as-converted basis)	27,082(1)
Series C Convertible Preferred Stock	1,643	One / share (voting on an as-converted basis)	91,661(2)

(1)	Number of votes for the Series A Convertible Preferred Stock is based on a fixed conversion price of $232.63 per share as of the Record Date and reflects the 1:25 reverse stock split that was effectuated on August 22, 2023.

(2)	Number of votes for the Series C Convertible Preferred Stock is based on a fixed conversion price of $17.925 per share as of the Record Date and reflects the 1:25 reverse stock split that was effectuated on August 22, 2023.

Common Stock. Holders of our common stock are entitled to one vote for each share of common stock.

Series A Convertible Preferred Stock. Holders of our Series A Convertible Preferred Stock are entitled to the number of votes equal to the number of shares of Common Stock into which such stockholder’s shares of Series A Convertible Preferred Stock could have been converted on the Record Date. This number is obtained by dividing the stated value of the Series A Convertible Preferred Stock ($1,000.00) by the fixed conversion price in effect on the Record Date at $232.63 per share after reflecting the 1:25 reverse stock split that was effectuated on August 22, 2023.

Series C Convertible Preferred Stock. Holders of our Series C Convertible Preferred Stock are entitled to the number of votes equal to the number of shares of common stock into which such stockholder’s shares of Series C Convertible Preferred Stock could have been converted on the Record Date. This number is obtained by dividing the stated value of the Series C Convertible Preferred Stock ($1,000.00) by the fixed conversion price in effect on the Record Date at $17.925 per share after reflecting the 1:25 reverse stock split that was effectuated on August 22, 2023.

Quorum

The presence, virtually via the live audiocast or by proxy, of holders of at least 331∕3% of our outstanding capital stock entitled to vote at the Meeting will constitute a quorum for the transaction of business at the Meeting. Abstentions and broker non-votes will be considered present and entitled to vote for the purpose of determining the presence of a quorum. If a quorum is not present at the Meeting, we expect that the Meeting will be adjourned or postponed to solicit additional proxies. Your shares will be counted toward the quorum only if you submit a valid proxy or vote virtually via the live audiocast at the Meeting.

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Counting of Votes

If a proxy in the accompanying form is duly executed and returned, the shares represented by the proxy will be voted as directed. All properly executed proxies delivered pursuant to this solicitation, and not revoked, will be voted at the Meeting in accordance with the directions given. If you sign and return your proxy card without giving specific voting instructions, your shares will be voted as follows:

1.	FOR the five (5) nominees to our Board;

2.	FOR approval of the amendment of the Company’s Certificate of Incorporation to effectuate the Reverse Split;

3.	FOR the Auditor Ratification Proposal;

4.	FOR the Adjournment Proposal; and

5.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Abstentions and Broker Non-Votes

An abstention is (i) the voluntary act of not voting by a stockholder who is present at a meeting and entitled to vote, or (ii) selecting, or authorizing a proxy holder to select, “abstain” with respect to a proposal on a ballot submitted at the meeting. A broker “non-vote” occurs when a proxy submitted by a broker that does not indicate a vote for some or all of the proposals because the broker does not have discretionary voting authority on certain types of proposals that are non-routine matters and has not received instructions from its customer regarding how to vote on a particular proposal. Brokers that hold shares of common stock in “street name” for customers that are the beneficial owners of those shares may generally vote on routine matters. However, brokers generally do not have discretionary voting power (i.e., they cannot vote) on non-routine matters without specific instructions from their customers. Proposals are determined to be routine or non-routine matters based on the rules of the various regional and national exchanges of which the brokerage firm is a member.

Refer to each proposal for a discussion of the effect of abstentions and broker non-votes.

Revocability of Proxy

Any proxy given may be revoked at any time prior to its exercise by notifying the Secretary of Digital Brands Group, Inc. in writing of such revocation, by duly executing and delivering another proxy bearing a later date (including an electronic vote), or by attending the Meeting and voting virtually via the live audiocast.

Interest of Executive Officers and Directors

None of the Company’s executive officers or directors has any interest in any of the matters to be acted upon at the Meeting, except (i) to the extent that the executive officers are receiving compensation from the Company and (ii) with respect to each director, to the extent that a director is named as a nominee for election as a director to the Board.

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Householding

“Householding” is a program, approved by the Securities and Exchange Commission (the “SEC”), which allows companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering only one package of stockholder proxy materials to any household at which two or more stockholders reside. If you and other residents at your mailing address own shares of our common stock in street name, your broker or bank may have notified you that your household will receive only one copy of our proxy materials. Once you have received notice from your broker that they will be “householding” materials to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account. If you hold shares of our common stock in your own name as a holder of record, “householding” will not apply to your shares.

Postponement or Adjournment of Meeting

If a quorum is not present or represented, our amended and restated bylaws, as amended (the “Bylaws”), permit the stockholders present at the Meeting or represented by proxy to adjourn the Meeting, without notice other than announcement at the Meeting, until a quorum shall be present or represented. We may also adjourn to another time or place (whether or not a quorum is present). Notice need not be given of the adjourned meeting if the time, place, if any, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present virtually via the live audiocast and vote at such meeting, are announced or are displayed at the Meeting at which the adjournment is taken. At the adjourned meeting, the Company may transact any business which might have been transacted at the Meeting. If the adjournment is for more than 30 days, or after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the Meeting.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

Board Size and Structure

Our Board currently consists of five (5) directors. Our Certificate of Incorporation provides that the number of directors on our Board shall be fixed exclusively by resolution adopted by our Board or by our stockholders. At each annual meeting, directors shall be elected by the stockholders for a term of one (1) year. Each director shall serve until his or her successor is duly elected and qualified or until the director’s earlier death, resignation or removal.

When considering whether directors have the experience, qualifications, attributes or skills, taken as a whole, to enable our Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focuses primarily on each person’s background and experience as reflected in the information discussed in each of the directors’ individual biographies set forth below. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business.

Pursuant to Delaware law and our Certificate of Incorporation, directors may be removed, with or without cause, by the affirmative vote of the holders of a majority of the shares then entitled to vote at an election of directors.

Nominees for Election

John Hilburn Davis IV, Mark T. Lynn, Trevor Pettennude, Jameeka Green Aaron and Huong “Lucy” Doan have been nominated by the Board to stand for election at the Meeting. If elected by the stockholders at the Meeting, John Hilburn Davis IV, Mark T. Lynn, Trevor Pettennude, Jameeka Green Aaron and Huong “Lucy” Doan will serve for a term expiring at the annual meeting to be held in 2025 and the election and qualification of their successors or until their earlier death, resignation or removal.

Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve. If, however, prior to the Meeting, the Board learns that any nominee will be unable to serve for any reason, the proxies that otherwise would have been voted for this nominee will be voted for a substitute nominee as selected by the Board. Alternatively, the proxies, at the Board’s discretion, may be voted for that fewer number of nominees as results from the inability of any nominee to serve. The Board has no reason to believe that any nominee will be unable to serve.

Information About Board Nominees

The following pages contain certain biographical information for the nominees for director, including all positions currently held, their principal occupation and business experience for the past five years, and the names of other publicly-held companies of which such nominee currently serves as a director or has served as a director during the past five years.

Nominees

The following table sets forth the names and ages of our director nominees:

Name	Age	Current Position(s) with the Company
John Hilburn Davis IV	52	Chief Executive Officer, President and Chairman of the Board
Mark T. Lynn	40	Director
Trevor Pettennude	57	Director
Jameeka Green Aaron	44	Director
Huong “Lucy” Doan	55	Director

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Each nominee has consented to being named as a nominee in this proxy statement and has indicated his or her availability and willingness to serve if elected. In the event that any nominee becomes unavailable or unable to serve as a director, prior to the voting, the proxy holders will refrain from voting for the unavailable nominee and will vote for a substitute nominee in the exercise of their best judgment, or the Board may determine to reduce the size of the Board to the number of nominees available.

Directors are nominated by our Board based on the recommendations of the Nominating and Governance Committee. As discussed elsewhere in this proxy statement, in evaluating director nominees, the Nominating and Governance Committee considers characteristics that include, among others, integrity, business experience, financial acumen, leadership abilities, familiarity with our businesses and businesses similar or analogous to ours, and the extent to which a candidate’s knowledge, skills, background and experience are already represented by other members of our Board. You can find information about director nominees below under the section “Board of Directors and Executive Officers.”

Vote Required

You may vote in favor of any or all of the nominees or you may also withhold your vote as to any or all of the nominees. According to Section 2.15 of the Company’s Bylaws, nominations for the election of directors may be made by (i) the Board or a duly authorized committee thereof or (ii) any stockholder entitled to vote in the election of directors. When a quorum is present, the elections of directors are determined by a plurality of the votes cast by the stockholders entitled to vote at the election. “Plurality” means that the nominees receiving the largest number of votes cast are elected as directors up to the maximum number of directors to be elected at the meeting. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board are to be voted on this proposal, such shares will be voted in favor of the nominees. If you hold your shares in “street name” and you do not instruct your broker how to vote in the election of directors, a broker non-vote will occur and, no votes will be cast on your behalf. It is therefore critical that you cast your vote if you want it to count in the election of directors. Withheld votes will be excluded entirely from the vote and will have no effect on the outcome. Broker non-votes will not be counted as votes cast and will have no effect on the result of the vote although they will be considered present for the purpose of determining the presence of a quorum.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES FOR DIRECTOR.

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PROPOSAL NO. 2

APPROVAL OF AMENDMENTS TO CERTIFICATE OF INCORPORATION TO EFFECTUATE THE REVERSE STOCK SPLIT

On October 2, 2024, we received written notice from the Listing Qualifications Staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) that the closing bid price for the Company’s common stock had been below $1.00 per share for the then-previous 30 consecutive business days, and that the Company was therefore not in compliance with the minimum bid price requirement for continued listing on the Nasdaq Capital Market as set forth in Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”). Nasdaq informed the Company that such non-compliance would serve as a basis for the delisting of the Company’s securities from Nasdaq unless the Company requested a hearing before the Nasdaq Hearings Panel (the “Panel”) on or before October 9, 2024, and accordingly, the Company requested such hearing on or before October 9, 2024. The Company was not eligible for a 180-calendar day grace period to regain compliance with the bid price requirement under the Nasdaq Listing Rules given that the Company remains subject to a “Panel Monitor”, as described in Nasdaq Listing Rule 5815(d)(4)(A).

The Company continues to monitor the closing bid price of its common stock and may, if appropriate, consider implementing available options, including but not limited to, implementing the Reverse Split to regain compliance with the Minimum Bid Price Requirement. There can be no assurance of any outcome of an appeal before the Panel or that the Company will regain compliance with the Minimum Bid Price Requirement within any allotted compliance period.

In response, and in an attempt to increase the share price of our common stock, we are asking stockholders to adopt and approve an amendment to our Certificate of Incorporation (the “Reverse Stock Split Amendment”) to effectuate the Reverse Split of our issued and outstanding common stock. On October 21, 2024, our Board unanimously approved and declared advisable the proposed Reverse Stock Split Amendment and recommends that our stockholders adopt and approve the proposed Reverse Stock Split Amendment. If approved by stockholders, this Proposal No. 2 will authorize the amendment of our Certificate of Incorporation to effectuate the Reverse Split at a ratio of no less than 1-for-10 and no more than 1-for-50, with such ratio to be determined at the sole discretion of the Board, with any fractional shares being rounded up to the next higher whole share.

Assuming stockholders approve the Reverse Stock Split Amendment, the effective date of the Reverse Split will be determined at the sole discretion of the Board and may occur as soon as the day of the Annual Meeting, subject to any Nasdaq requirements. The effective date of the Reverse Split will be publicly announced by us. The Board may determine, in its sole discretion, not to effectuate the Reverse Split and not to file any amendment to our Certificate of Incorporation.

If we effectuate the Reverse Split, then, except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of the then-outstanding shares of common stock immediately following the Reverse Split that such stockholder held immediately prior to the Reverse Split. The par value of our common stock will remain unchanged at $0.0001 per share. No fractional shares of common stock will be issued as a result of the Reverse Split.

If the proposed Reverse Stock Split Amendment is adopted and approved by our stockholders and the Board elects to effectuate the Reverse Split, we will file an amendment to our Certificate of Incorporation with the Delaware Secretary of State that sets forth the Reverse Stock Split Amendment and the Reverse Split ratio as determined by the Board. The Reverse Stock Split Amendment will be effective immediately upon filing with the Delaware Secretary of State or such later time as is set forth therein. The Board also may determine in its discretion to abandon such an amendment, and to not effectuate the Reverse Split. The Board reserves the right to withdraw Proposal No. 2 relating to the Reverse Split and, if such proposal is withdrawn, all references in the Company’s proxy materials to voting for Proposal No. 2 should be disregarded.

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Background and Reasons for the Reverse Stock Split

Our Board’s primary reason for approving and recommending the Reverse Split is to increase the share price of our common stock to a level that will enable the Company to comply with the Minimum Bid Requirement. The Board believes that maintaining the Company’s Nasdaq listing is in the best interests of the Company and its stockholders. Among other things, the Board believes that the Company’s Nasdaq listing may enable the Company to achieve better access to capital, encourage investor interest and improve the marketability of our common stock to a broader range of investors. In addition, we believe the Reverse Split will make our common stock more attractive to a broader range of institutional and other investors, as we believe the current market price of our common stock may affect its acceptability to certain institutional investors, professional investors, and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. We believe that the Reverse Split will make our common stock a more attractive and cost-effective investment for many investors, which should enhance the liquidity available to the holders of our common stock. Accordingly, we believe that approval of the Reverse Split is in the Company’s and its stockholders’ best interests.

However, despite approval of the Reverse Split by our stockholders and the implementation thereof by our Board, there is no assurance that the price of our common stock would be, or remain, following the Reverse Split at a level high enough to enable us to comply with the Minimum Bid Requirement or to attract capital investment in our company. There can be no assurance that the Company will be able to regain compliance with the Minimum Bid Requirement, even if it maintains compliance with the other listing requirements.

Reducing the number of outstanding shares of our common stock through the Reverse Split is intended, absent other factors, to increase the per share market price of our common stock. However, other factors, such as our financial results, general market conditions and the market perception of our company, may adversely affect the market price of our common stock. As a result, there can be no assurance that the Reverse Split, if completed, will result in the intended benefits described above, that the market price of our common stock will increase following the Reverse Split or that the market price of our common stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our common stock after the Reverse Split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Split. Accordingly, the total market capitalization of our common stock after the Reverse Split may be lower than the total market capitalization before the Reverse Split.

After undertaking a thorough analysis of the advisability of the Reverse Split and considering the totality of the circumstances, our Board believes that it is fair to the stockholders of the Company, from a financial point of view, and in the best interests of us and our stockholders. The effectuation of the Reverse Split is conditioned on our Board’s consideration of the totality of the circumstances. The Board reserves the right to withdraw Proposal No. 2 relating to the Reverse Split and, if such proposal is withdrawn, all references in the Company’s proxy materials to voting for Proposal No. 2 should be disregarded.

Board Discretion to Implement the Reverse Stock Split

The Board believes that stockholder adoption and approval of the Reverse Split at a ratio of no less than 1-for-10 and no more than 1-for-50 is in the best interests of our stockholders because it provides the Board and the Company with the flexibility to achieve the desired results of the Reverse Split and because it is not possible to predict market conditions at the time the Reverse Split is implemented. If our stockholders approve Proposal No. 2, the Board will implement the Reverse Split only upon a determination that the Reverse Split is in the best interests of the stockholders at that time. The Board will then select the ratio for the Reverse Split within the range approved by stockholders that the Board determines to be advisable and in the best interests of the stockholders, considering relevant market conditions at the time the Reverse Split is to be implemented. The factors that the Board may consider in determining the Reverse Split ratio include, but are not limited to, the following:

●	The historical and projected trading price and trading volume of our common stock;

●	General economic and other related conditions prevailing in our industry and in the marketplace; and

●	Our ability to meet Nasdaq’s Minimum Bid Requirement.

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The Board intends to select the Reverse Split ratio that it believes will be most likely to achieve the anticipated benefits of the Reverse Split described above. The Reverse Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Following the implementation of the Reverse Split, we will continue to be subject to the periodic reporting requirements of the Exchange Act.

The Board reserves the right to withdraw Proposal No. 2 relating to the Reverse Split and, if such proposal is withdrawn, all references in the Company’s proxy materials to voting for Proposal No. 2 should be disregarded.

Certain Risks and Potential Disadvantages Associated with the Reverse Split

We cannot assure you that the proposed Reverse Split will increase our common stock price. We expect that the Reverse Split will increase the per share trading price of our common stock. However, the effect of the Reverse Split on the per share trading price of our common stock cannot be predicted with any certainty, and the history of reverse stock splits for other companies is varied. It is possible that the per share trading price of our common stock after the Reverse Split will not increase in the same proportion as the reduction in the number of our outstanding shares of common stock following the Reverse Split. In addition, although we believe the Reverse Split may enhance the marketability of our common stock to certain potential investors, we cannot assure you that, if implemented, our common stock will be more attractive to investors. Even if we implement the Reverse Split, the per share trading price of our common stock may decrease due to factors unrelated to the Reverse Split, including our future performance. If the Reverse Split is consummated and the per share trading price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Split. Despite approval of the Reverse Split by our stockholders and the implementation thereof by our Board, there is no assurance that the price of our common stock would be, or remain, following the Reverse Stock Split at a level high enough to enable us to comply with the Minimum Bid Requirement or to attract capital investment in our company.

The proposed Reverse Split may decrease the liquidity of our common stock and result in higher transaction costs. The liquidity of our common stock may be negatively impacted by the Reverse Split, given the reduced number of shares that will be outstanding after the Reverse Split, particularly if the per share trading price does not increase as a result of the Reverse Split. In addition, if the Reverse Split is implemented, it may increase the number of our stockholders who own “odd lots” of fewer than 100 shares of common stock. Brokerage commissions and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of common stock. Accordingly, the Reverse Split may not result in increasing the marketability of our common stock.

Effects of the Reverse Split

General

Awards under the 2020 Omnibus Incentive Plan (the “2020 Plan”) may include incentive stock options (“ISOs”), nonqualified stock options (“NQSOs”), stock appreciation rights (“SARs”), restricted shares of common stock, restricted stock units (“RSUs”), performance share or Unit awards, other stock-based awards and cash-based incentive awards.

The 2020 Plan administrator may grant performance awards to participants under such terms and conditions as the 2020 Plan administrator deems appropriate. A performance award entitles a participant to receive a payment from us, the amount of which is based upon the attainment of predetermined performance targets over a specified award period. Performance awards may be paid in cash, shares of common stock or a combination thereof, as determined by the 2020 Plan administrator.

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The terms and conditions of each other stock-based award will be determined by the 2020 Plan administrator. Payment under any other stock-based awards will be made in common stock or cash, as determined by the 2020 Plan administrator.

The 2020 Plan administrator may grant cash-based incentive compensation awards, which would include performance-based annual cash incentive compensation to be paid to covered employees. The terms and conditions of each cash-based award will be determined by the 2020 Plan administrator. The principal effect of the Reverse Split, if implemented by the Board, would be to proportionately decrease the number of issued and outstanding shares of our common stock based on the ratio selected by our Board, which will result in each stockholder owning a reduced number of shares of common stock after the effective date of the Reverse Split. The actual number of shares issued and outstanding and ultimately owned by each stockholder after giving effect to the Reverse Split, if implemented, would depend on the ratio for the Reverse Split that is ultimately determined by our Board. The Reverse Split would affect all holders of our common stock uniformly and would not affect any stockholder’s percentage ownership interest in the Company, except that, as described below under “Mechanics of the Reverse Split-Fractional Shares,” In addition, the Reverse Split would not affect any stockholder’s proportionate voting power, subject to the treatment of fractional shares.

The Reverse Split may result in some stockholders owning “odd lots” of less than 100 shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots may be higher than the costs of transactions in “round lots” of even multiples of 100 shares.

After the effective time of the Reverse Split (if the Reverse Split is effectuated), our common stock will have a new Committee on Uniform Securities Identification Procedures, or CUSIP, number, which is a number used to identify our common stock.

Effect on Capital Stock

The Company is authorized to issue 1,000,000,000 shares of common stock, and 10,000,000 shares of preferred stock, which includes (x) 6,800 shares that have been designated as Series A Convertible Preferred Stock, at a stated value equal to $1,000 per share, and (y) 5,761 shares that have been designated as Series C Convertible Preferred Stock, at a stated value equal to $1,000 per share, the terms of which are to be determined, from time to time, by our Board. The proposed Reverse Split will have no impact on the total authorized number of shares of common stock or preferred stock, or the par value of the common stock or preferred stock.

Accounting Matters

As a result of the Reverse Split, at the effective time of the Reverse Split, the stated capital on the Company’s balance sheet attributable to our common stock, which consists of the par value per share of our common stock multiplied by the aggregate number of shares of our common stock issued and outstanding, will be reduced in proportion to the Reverse Split ratio chosen by the Board. Correspondingly, the Company’s additional paid-in capital account, which consists of the difference between the Company’s stated capital and the aggregate amount paid to the Company upon issuance of all currently outstanding shares of common stock, will be credited with the amount by which the stated capital is reduced. The Company’s stockholders’ equity, in the aggregate, will remain unchanged. The historical earnings or loss per share of our common stock reported in all financial reports published after the effective date of the Reverse Split will be restated to reflect the proportionate decrease in the number of outstanding shares of common stock for all periods presented so that the results are comparable.

Mechanics of the Reverse Split

In the case of common stock registered directly on the books of Vstock Transfer LLC, our transfer agent, only, no fractional shares of common stock will be issued as a result of the Reverse Split. Rather, any fractional shares will be rounded up to the next higher whole share.

In the case of common stock held through a broker, bank or nominee, your broker, bank, or nominee will determine the process for dealing with any entitlements to fractional shares of common stock.

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Upon the effectiveness of the Reverse Split, we intend to treat shares of common stock held by stockholders in “street name,” through a bank, broker, or other nominee, in the same manner as registered stockholders whose shares of common stock are registered in their names. Banks, brokers, or other nominees will be instructed to effectuate the Reverse Split for their beneficial holders holding the common stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Split. If a stockholder holds shares of common stock with a bank, broker or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker, or other nominee.

Effect on Registered “Book-Entry” Holders of Common Stock (i.e., stockholders that are registered on the transfer agent’s books and records)

All of our registered holders of common stock hold their shares electronically in book-entry form with our transfer agent. They are provided with a statement reflecting the number of shares registered in their accounts.

If a stockholder holds registered shares in book-entry form with the transfer agent, no action needs to be taken to receive post-Reverse Split shares. If a stockholder is entitled to post-Reverse Split shares, a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares of common stock held following the Reverse Split.

Effective Time

The effective time of the Reverse Split, if the proposed Reverse Stock Split Amendment is adopted and approved by stockholders and the Reverse Split is implemented at the direction of the Board, will be the date and time that the Reverse Stock Split Amendment effectuating the Reverse Split with the ratio selected by the Board is filed with the Delaware Secretary of State or such later time as is specified therein. Such filing may occur as soon as the day of the Annual Meeting or at any time prior to the one-year anniversary of stockholder approval of the Reverse Split, subject to Nasdaq’s rules. The exact timing of the Reverse Split will be determined by our Board based on its evaluation as to when such action will be the most advantageous to the Company and its stockholders, and the effective date will be publicly announced by the Company.

The Board reserves the right to withdraw Proposal No. 2 relating to the Reverse Split and, if such proposal is withdrawn, all references in the Company’s proxy materials to voting for Proposal No. 2 should be disregarded. In addition, the Reverse Split may be delayed or abandoned without further action by the stockholders at any time prior to effectiveness of the Reverse Stock Split Amendment with the Delaware Secretary of State, notwithstanding stockholder adoption and approval of the Reverse Stock Split Amendment, if the Board, in its sole discretion, determines that it is in the best interests of the Company and its stockholders to delay or abandon the Reverse Split. If the Reverse Stock Split Amendment implementing the Reverse Split has not been filed with the Delaware Secretary of State on or before the one-year anniversary of stockholder approval of the Reverse Split, the Board will be deemed to have abandoned the Reverse Split.

Appraisal Rights

Under Delaware law, our stockholders are not entitled to dissenter’s rights or appraisal rights with respect to the Reverse Split and we will not independently provide our stockholders with any such rights.

Certain U.S. Federal Income Tax Consequences of the Reverse Split

The following discussion is a general summary of certain U.S. federal income tax consequences of the Reverse Split that may be relevant to stockholders for U.S. federal income tax purposes. This summary is based upon the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations promulgated thereunder, administrative rulings and judicial decisions as of the date of this proxy statement, all of which may change, possibly with retroactive effect, resulting in U.S. federal income tax consequences that may differ from those discussed below.

This discussion applies only to holders of our common stock that are U.S. Holders (as defined below) and does not address all aspects of federal income taxation that may be relevant to such holders in light of their particular circumstances or to holders that may be subject to special tax rules, including: (i) holders subject to the alternative minimum tax; (ii) banks, insurance companies, or other financial institutions; (iii) tax-exempt organizations; (iv) dealers in securities or commodities; (v) regulated investment companies or real estate investment trusts; (vi) partnerships (or other flow-through entities for U.S. federal income tax purposes and their partners or members); (vii) traders in securities that elect to use a mark-to-market method of accounting for their securities holdings; (viii) U.S. Holders whose “functional currency” is not the U.S. dollar; (ix) persons holding our common stock as a position in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; (x) persons who acquire shares of our common stock in connection with employment or other performance of services; or (xi) U.S. expatriates. If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a holder that is a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership.

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We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service (“IRS”) regarding the U.S. federal income tax consequences of the Reverse Split and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or that a court would not sustain any such challenge. The following summary does not address any U.S. state or local or any foreign tax consequences, any estate, gift or other non-U.S. federal income tax consequences, or the Medicare tax on net investment income.

EACH HOLDER OF COMMON STOCK SHOULD CONSULT SUCH HOLDER’S OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE SPLIT TO SUCH HOLDER.

For purposes of the discussion below, a “U.S. Holder” is a beneficial owner of shares of our common stock that for U.S. federal income tax purposes is: (1) an individual citizen or resident of the United States; (2) a corporation (including any entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, or any state or political subdivision thereof; (3) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (4) a trust, if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) the trust has a valid election in effect to be treated as a U.S. person.

The Board intends the Reverse Split to be treated as a “recapitalization” under Section 368(a)(1)(E) of the Code, although no assurances are provided in this regard. In such case, we should not recognize gain or loss in connection with the Reverse Split. Also, a U.S. Holder generally should not recognize gain or loss upon the Reverse Split. A U.S. Holder’s aggregate tax basis in the shares of our common stock received pursuant to the Reverse Split should equal the aggregate tax basis of the shares of our common stock surrendered (excluding any portion of such basis that is allocated to any fractional share of our common stock), and such U.S. Holder’s holding period in the shares of our common stock received should include the holding period in the shares of our common stock surrendered. Holders of shares of our common stock acquired on different dates and at different prices should consult their own tax advisors regarding the allocation of the tax basis and holding period of such shares.

Vote Required

You may vote in favor of or against this proposal or you may abstain from voting. The affirmative vote of the majority of the voting power of the outstanding shares of our common stock, the Series A Convertible Preferred Stock (voting on an as-converted to common stock basis) and the Series C Convertible Preferred Stock (voting on an as-converted to common stock basis), at the Meeting or represented by proxy at the Meeting and entitled to vote thereon, assuming the presence of a quorum, is required to adopt Proposal No. 2. Abstentions will count toward the quorum and will have the same effect as a vote against Proposal No. 2. Approval of Proposal No. 2 is not conditioned upon approval of any other proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE REVERSE STOCK SPLIT PROPOSAL

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PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

MGO acted as our independent registered public accounting firm for the fiscal year ended December 31, 2023. The Audit Committee has appointed MGO as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. Neither MGO nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as public registered accounting firm.

The stockholders are being requested to ratify the appointment of MGO at the Meeting. If the selection is not ratified, it is contemplated that the appointment of MGO for 2024 may be permitted to stand in view of the difficulty and the expense involved in changing independent auditors on short notice, unless the Audit Committee finds other compelling reasons for making a change. Even if the selection is ratified, the Audit Committee and the Board may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders. The Company does not anticipate that a representative of MGO will attend the Meeting.

Principal Accountant Fees and Services

The following table shows the fees that were billed for the audit and other services provided by our independent registered public accounting firm for the fiscal years ended December 31, 2023 and 2022.

	Fiscal Year Ended December 31,
	2023 (1)	2022 (2)
Audit Fees (3)	$351,099	$252,000
Audit-Related Fees (4)	-	90,810
Tax Fees (5)	-	-
Other Fees (6)	21,160	18,488
Total	$372,259	$361,298

(1)	Represents fees billed by MGO, our current independent registered public accounting firm, who also acted as independent registered public accounting firm for the fiscal year ended December 31, 2023.
(2)	Represents fees billed by dbbmckennon, LLC (“dbbmckennon”), our former independent registered public accounting firm, who acted as independent registered public accounting firm for the fiscal year ended December 31, 2022.
(3)	The aggregate fees, including expenses, billed by dbbmckennon for the audit of our annual financial statements and review of financial statements included in our quarterly reports on Form 10-Q and other services that are normally provided in connection with statutory and regulatory filings or engagements during the fiscal year ended December 31, 2022 was $252,000. The aggregate fees, including expenses, billed by MGO, our current auditor, for the audit of our annual financial statements and review of financial statements included in our quarterly reports on Form 10-Q and other services that are normally provided in connection with statutory and regulatory filings or engagements during the fiscal year ended December 31, 2023 was $351,099.
(4)	The aggregate fees, including expenses, billed by our former auditor, dbbmckennon, for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements not reported under “Audit Fees” above during the fiscal year ended December 31, 2022 was $90,810. The aggregate fees, including expenses, billed by MGO, our current auditor, for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements not reported under “Audit Fees” above during the fiscal year ended December 31, 2023 was $0.
(5)	The aggregate fees, including expenses, billed by our former auditor, dbbmckennon, for services rendered for tax compliance, tax advice and tax planning during the fiscal year ended December 31, 2022 was $0. The aggregate fees, including expenses, billed by our current auditor, MGO, for services rendered for tax compliance, tax advice and tax planning during the fiscal year ended December 31, 2023, was $0.
(6)	The aggregate fees, including expenses, billed for all other products and services provided by our former auditor, dbbmckennon, during the fiscal year ended December 31, 2022 was $18,488. The aggregate fees, including expenses, billed for all other products and services provided by our current auditor, MGO, during the fiscal year ended December 31, 2023, was $21,160.

Audit Committee Pre-Approval Policy

Our Audit Committee is responsible for approving or pre-approving all auditing services (including comfort letters and statutory audits) and all permitted non-audit services by the independent auditor and pre-approve the related fees. Pursuant to its charter, the Audit Committee delegated to each of its members, acting singly, the authority to pre-approve any audit services if the need for consideration of a pre-approval request arises between regularly scheduled meetings, with such approval presented to the Audit Committee at its next scheduled meeting or as soon as practicable thereafter.

All audit and audit-related services performed by our former auditor, dbbmckennon, and our current auditor, MGO, during the fiscal years ended December 31, 2023 and 2022 were pre-approved by our Board, then acting in the capacity of an audit committee.

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REPORT OF THE AUDIT COMMITTEE

Management is responsible for the Company’s internal control over financial reporting, disclosure controls and procedures and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with Public Company Accounting Oversight Board (“PCAOB”) standards and to issue reports thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee has established a mechanism to receive, retain and process complaints on auditing, accounting and internal control issues, including the confidential, anonymous submission by employees, vendors, customers and others of concerns on questionable accounting and auditing matters.

In connection with these responsibilities, the Audit Committee met with management and the independent registered public accounting firm to review and discuss the December 31, 2023 audited consolidated financial statements. The Audit Committee also discussed with the independent registered public accounting firm the matters required by Statement on Auditing Standards Update No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the PCAOB in Rule 3200T. In addition, the Audit Committee received the written disclosures from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed the independent registered public accounting firm’s independence from the Company and its management.

Based upon the Audit Committee’s discussions with management and the independent registered public accounting firm, and the Audit Committee’s review of the representations of management and the independent registered public accounting firm, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s 2023 10-K and 2023 10K/A, each as filed with the SEC.

The Audit Committee also has appointed, subject to stockholder ratification, Macias Gini & O’Connell LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Respectfully submitted,

Audit Committee
Huong “Lucy” Doan, Chair
Trevor Pettennude
Jameeka Green Aaron

The Report of the Audit Committee should not be deemed filed or incorporated by reference into any other filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates the Report of the Audit Committee therein by reference.

Vote Required

You may vote in favor of or against this proposal or you may abstain from voting. The affirmative vote of the majority of the voting power of the outstanding shares of our common stock, the Series A Convertible Preferred Stock (voting on an as-converted to common stock basis) and the Series C Convertible Preferred Stock (voting on an as-converted to common stock basis), present at the Meeting or represented by proxy at the Meeting and entitled to vote thereon, assuming the presence of a quorum, is required to ratify the appointment of MGO as the Company’s independent registered public accounting firm. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board are to be voted on this proposal, such shares will be voted in favor of the appointment of MGO as the Company’s independent registered public accounting firm. Abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. Brokers and other nominees that do not receive instructions are generally entitled to vote on the ratification of the appointment of our independent registered public accounting firm.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF MACIAS GINI & O’CONNELL LLP

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PROPOSAL NO. 4

ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will allow us to adjourn the Meeting from time to time, to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of one or more of the foregoing proposals.

In this proposal, we are asking our stockholders to authorize the holder of any proxy solicited by our Board to vote in favor of adjourning the Meeting and any later adjournments. If our stockholders approve the Adjournment Proposal, we could adjourn the Meeting, and any adjourned session of the Meeting, to use the additional time to solicit additional proxies in favor of one or more of the foregoing proposals, including the solicitation of proxies from stockholders that have previously voted against the proposals. Among other things, approval of the Adjournment Proposal could mean that, even if proxies representing a sufficient number of votes against any of the proposals have been received, we could adjourn the Meeting without a vote on such proposal and seek to convince the holders of those shares to change their votes to votes in favor of the approval of such proposal.

Vote Required

The affirmative vote of the majority of the voting power of the outstanding shares of our common stock, the Series A Convertible Preferred Stock (voting on an as-converted to common stock basis) and the Series C Convertible Preferred Stock (voting on an as-converted to common stock basis), present at the Meeting or represented by proxy at the Meeting and entitled to vote thereon, all voting together as a single class, is required to approve the adjournment of the Meeting as described in this proposal. Abstentions will have the same effect as votes “against” this proposal and broker non-votes will not have an effect on the outcome of this proposal.

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BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Board Leadership Structure and Risk Oversight

Our Board does not have a policy on whether or not the role of the Chief Executive Officer and Chairman should be separate or, if it is to be separate, whether the Chairman should be selected from the non-employee directors or be an employee. The Board believes it is in the best interests of the Company to make that determination based on the membership of the Board and the position and direction of the Company. The Board currently has determined that having John Hilburn Davis IV serve as our Chairman and our Chief Executive Officer makes the best use of his experience, expertise and extensive knowledge of the Company and its industry, as well as fostering greater communication between the Company’s management and the Board.

The Board as a whole is responsible for consideration and oversight of the risks we face and is responsible for ensuring that material risks are identified and managed appropriately. Certain risks are overseen by committees of the Board and these committees make reports to the full Board, including reports on noteworthy risk-management issues. Members of the Company’s senior management team regularly report to the full Board about their areas of responsibility and a component of these reports is the risks within their areas of responsibility and the steps management has taken to monitor and control such exposures. Additional review or reporting on risks is conducted as needed or as requested by the Board or one of its committees.

Directors

The following table sets forth certain information regarding our current directors:

NAME	AGE	POSITION(S) WITH THE COMPANY
John Hilburn Davis IV	52	Chief Executive Officer, President and Chairman of the Board
Mark T. Lynn	40	Director
Trevor Pettennude(1)	57	Director
Jameeka Green Aaron(1)	44	Director
Huong “Lucy” Doan(1)	55	Director

(1)	Member of the Audit Committee, Compensation Committee and Nominating and Governance Committee

Each of our directors, who are our current nominees, was nominated based on the assessment of our Nominating Committee and our Board that he or she has demonstrated relevant business experience, excellent decision-making ability, good judgment, and personal integrity and reputation. Our Board consists of, and seeks to continue to include, persons whose diversity of skills, experience and background are complementary to those of our other directors.

Nominees for Director

The persons listed below have been nominated for election as the directors of the Company’s Board. Unless otherwise directed by stockholders within the limits set forth in the Company’s Bylaws, the proxy holders will vote all shares represented by proxies held by them for the election of the nominees.

John Hilburn “Hil” Davis IV has served as our President and Chief Executive Officer since March 2019 and as a Director since November 2020. He joined DSLTD to overhaul its supply chain in March 2018. Prior to that, Mr. Davis founded two companies, BeautyKind and J.Hilburn. He founded and was CEO of BeautyKind from October 2013 to January 2018. He also founded and was CEO of J.Hilburn from January 2007 to September 2013, growing it from $0 to $55 million in revenues in six years. From 1998 to 2006, Mr. Davis worked as an equity research analyst covering consumer luxury publicly traded companies at Thomas Weisel Partners, SunTrust Robinson Humphrey and Citadel Investment Group. He graduated from Rhodes College in 1995 with a BA in Sociology and Anthropology. On December16, 2021, Mr. Davis filed for personal bankruptcy through the filing of a Chapter 7 bankruptcy petition in Texas federal court. We believe that Mr. Davis is qualified to serve as a director because of his operational and historical expertise gained from serving as our Chief Executive Officer, and his experience within various businesses, including apparel.

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Mark T. Lynn has been a director of our company since inception and served as our Co-Chief Executive Officer from September 2013 to the October 2018. Prior to joining us, until September 2011 he was Co-Founder of WINC, a direct-to-consumer e-commerce company which was then the fastest growing winery in the world, backed by Bessemer Venture Partners. Prior to Club W, Mr. Lynn co-founded a digital payments company that was sold in 2011. He holds a digital marketing certificate from Harvard Business School’s Executive Education Program. Mr. Lynn’s extensive corporate and leadership experience qualifies him to serve on our Board.

Trevor Pettennude is a seasoned financial services executive. In 2013, Mr. Pettennude became the CEO of 360 Mortgage Group, where he oversees a team of 70 people generating over $1 billion of annual loan volume. He is also the founder and principal of Banctek Solutions, a global merchant service company which was launched in 2009 and which processes over $300 million of volume annually. Mr. Pettennude’s extensive corporate and leadership experience qualifies him to serve on our Board.

Jameeka Green Aaron became a director of our company in May 2021. Ms. Aaron is the Chief Information Security Officer at Auth0. Ms. Aaron is responsible for the holistic security and compliance of Auth0’s platform, products, and corporate environment. Auth0 provides a platform to authenticate, authorize, and secure access for applications, devices, and users. Prior to her current role, Ms. Aaron was the Chief Information Officer Westcoast Operations at United Legwear and Apparel. Her 20+ years of experience include serving as the Director of North American Technology and Director of Secure Code and Identity and Access Management at Nike, and as Chief of Staff to the CIO of Lockheed Martin Space Systems Company. Ms. Aaron is also a 9-year veteran of the United States Navy. Ms. Aaron’s dedication to service has extended beyond her military career. She is committed to advancing women and people of color in Science, Technology, Engineering, and Mathematics (STEM) fields she is an alumni of the U.S. State Department’s TechWomen program and the National Urban League of Young Professionals. Ms. Aaron currently sits on the board of the California Women Veterans Leadership Council, is an advisor for U.C. Riverside Design Thinking Program, and is a member of Alpha Kappa Alpha Sorority, Inc. Born in Stockton, California, Ms. Aaron holds a bachelor’s degree in Information Technology from the University of Massachusetts, Lowell. Ms. Aaron’s extensive corporate and leadership experience qualifies her to serve on our Board.

Huong “Lucy” Doan became a director of our company in December 2021. Ms. Doan is a seasoned finance and strategy executive who brings expertise working with some of the world’s best-known brands. Since 2018, Ms. Doan has served as an advisor to CEOs and founders of high-growth DTC, ecommerce and retail brands, in apparel and consumer products. In this capacity, she provides strategic guidance to successfully scale businesses while driving profitability, with a focus on operational excellence and capital resource planning. In 2019, she became a board member of Grunt Style, a patriotic apparel brand. Ms. Doan previously spent 20 years in senior executive roles at Guitar Center, Herbalife International, Drapers & Damons, and Fox Television, where she built high performance teams to drive execution of business plans and growth strategies. Ms. Doan’s extensive corporate and leadership experience qualifies her to serve on our Board.

Executive Officers

The following table provides certain information regarding the executive officers of the Company:

NAME	AGE	POSITION(S) WITH THE COMPANY
John Hilburn Davis IV (1)	52	Chief Executive Officer, President and Chairman of the Board
Reid Yeoman	42	Chief Financial Officer

(1)	Additional information about Mr. Davis is set forth above under “Nominees for Director.”

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Reid Yeoman has served as our Chief Financial Officer since October 2019. Mr. Yeoman is a finance professional with a core Financial Planning & Analysis background at major multi-national Fortune 500 companies, including Nike & Qualcomm. He has a proven track record of driving growth and expanding profitability with retail. From November 2017 to September 2019, Mr. Yeoman served as CFO/COO at Hurley, a standalone global brand within the Nike portfolio, where he managed the full profit and loss/balance sheet, reporting directly to Nike and oversaw the brand’s logistics and operations. He is a native Californian and graduated with an MBA from UCLA’s Anderson School of Management in 2013 and a BA from UC Santa Barbara in 2004.

Family Relationships

There are no family relationships between any of the directors or executive officers of the Company.

Involvement in Certain Legal Proceedings

No director, executive officer, significant employee, or control person of the Company has been involved in any legal or regulatory proceeding listed in Item 401(f) of Regulation S-K in the past 10 years.

Corporate Governance and Board Matters

Vacancies

Directors are elected for a term of one year and hold office until their successors are elected and qualify. Any vacancy on the Board for any cause, including an increase in the number of directors, may be filled by a majority of the directors then in office, although such majority is less than a quorum, or by a sole remaining director. If there are no directors in office, then an election of directors may be held in accordance with Delaware law. If one or more directors resigns from the Board, effective at a future date, a majority of the directors then in office, including those who have so resigned, have the power to fill such vacancy or vacancies with the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in the filling of the other vacancies.

Director Independence

We are listed on the Nasdaq Capital Market and accordingly, we have applied Nasdaq listing standards in determining the “independence” of the members of our Board. Based on Nasdaq listing standards and SEC rules, and after reviewing the relationships with members of our Board, our Board has determined, with the assistance of the Nominating and Governance Committee, that Trevor Pettennude, Jameeka Aaron and Huong “Lucy” Doan qualify as independent directors and therefore the Board consists of a majority of “independent directors”. In addition, we are subject to the rules of the SEC and Nasdaq relating to the membership, qualifications, and operations of the audit, as discussed below. The Nominating and Governance Committee reviews with the Board at least annually the qualifications of new and existing members of the Board, considering the level of independence of individual members, together with such other factors as the Board may deem appropriate, including overall skills and experience. The Nominating and Governance Committee also evaluates the composition of the Board as a whole and each of its committees to ensure the Company’s on-going compliance with Nasdaq independence standards.

Attendance at Board and Committee Meetings

During the fiscal year ended December 31, 2023, our Board held four meetings. No incumbent director who was also a director during the 2023 fiscal year attended fewer than 75% of the aggregate of such Board meetings and the Board committees on which he or she served. The Company’s policy is to encourage, but not require Board members to attend annual stockholder meetings.

Board Committees and Corporate Governance

The current standing committees of our Board are the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee. Each committee is comprised entirely of directors who are “independent” within the meaning of Nasdaq Rule 5605(a)(2) and all applicable SEC rules and regulations. The members of the committees and a description of the principal responsibilities of each committee are described below.

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A copy of each committee charter can be found on our website at https://ir.digitalbrandsgroup.co/governance-documents and is available in print upon request to the Secretary of Digital Brands Group Inc., 1400 Lavaca Street, Austin, TX 78701.

Audit Committee

The Audit Committee of the Board consists of three directors who are independent pursuant to Nasdaq’s director independence standards and other SEC rules and regulations applicable to audit committees. The following directors are currently members of the Audit Committee: Trevor Pettennude, Jameeka Green Aaron and Huong “Lucy” Doan. Huong “Lucy” Doan serves as the chairman. The Board has determined that Huong “Lucy” Doan qualifies as an audit committee financial expert, as such term is defined by Item 407(d)(5)(ii) of Regulation S-K of the Exchange Act. The Audit Committee has held four meetings during fiscal year 2023.

The Audit Committee’s responsibilities include:

●	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

●	pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

●	reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our financial statements;

●	reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;

●	coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;

●	establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;

●	recommending, based upon the Audit Committee’s review and discussions with management and our independent registered public accounting firm, whether our audited financial statements shall be included in our Annual Report on Form 10-K and any amendment thereto;

●	monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;

●	preparing the audit committee report required by SEC rules to be included in our annual proxy statement;

●	reviewing all related person transactions for potential conflict of interest situations and approving all such transactions; and

●	reviewing quarterly earnings releases.

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The Board has determined that each current member of the Audit Committee satisfies the independence requirements under Nasdaq listing standards and Rule 10A-3(b)(1) of the Exchange Act and is a person whom the Board has determined has the requisite financial expertise required under the applicable requirements of Nasdaq. In arriving at this determination, the Board examined each Audit Committee member’s scope of experience and the nature of their employment in the corporate finance sector.

Compensation Committee

The Compensation Committee’s responsibilities include:

●	annually reviewing and recommending to the Board the corporate goals and objectives relevant to the compensation of our Chief Executive Officer;

●	evaluating the performance of our Chief Executive Officer in light of such corporate goals and objectives and based on such evaluation: (i) recommending to the board of directors the cash compensation of our Chief Executive Officer, and (ii) reviewing and approving grants and awards to our Chief Executive Officer under equity-based plans;

●	reviewing and recommending to the Board the cash compensation of our other executive officers;

●	reviewing and establishing our overall management compensation, philosophy and policy;

●	overseeing and administering our compensation and similar plans;

●	reviewing and approving the retention or termination of any consulting firm or outside advisor to assist in the evaluation of compensation matters and evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable Nasdaq Capital Market rules;

●	retaining and approving the compensation of any compensation advisors;

●	reviewing and approving our policies and procedures for the grant of equity-based awards;

●	reviewing and recommending to the board of directors the compensation of our directors; and

●	preparing the compensation committee report required by SEC rules, if and when required, to be included in our annual proxy statement.

The Compensation Committee consists of Jameeka Green Aaron, Trevor Pettennude, and Huong “Lucy” Doan. Jameeka Green serves as the chairman. Our Board has determined that each current member of the Compensation Committee is independent under Nasdaq listing standards, a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act and an “outside director” as that term is defined in Section 162(m) of the Code. The Compensation Committee has held four meetings during the fiscal year of 2023.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee were officers or employees of the Company during 2023 nor did they have any relationship with us requiring disclosure under Item 404 of Regulation S-K. None of our current executive officers served as a member of the board of directors or the compensation committee of any other entity that has or has had one or more executive officers serving as a member of our Board or Compensation Committee.

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Nominating and Governance Committee

The Nominating and Corporate Governance Committee’s responsibilities include:

●	developing and recommending to the Board criteria for board and committee membership;

●	establishing procedures for identifying and evaluating Board candidates, including nominees recommended by stockholders; and

●	reviewing the composition of the Board of directors to ensure that it is composed of members containing the appropriate skills and expertise to advise us.

The Nominating and Governance Committee consists of Trevor Pettennude, Jameeka Green Aaron and Huong “Lucy” Doan, and is chaired by Huong “Lucy” Doan. The Board has determined that each member of the Nominating and Governance Committee is independent under Nasdaq listing standards. The Nominating and Governance Committee has held four meetings during the fiscal year of 2023.

The Director Nomination Process

The Nominating and Governance Committee considers nominees from all sources, including stockholders. The Nominating and Governance Committee has the authority to lead the search for individuals qualified to become members of the Company’s Board and to select or recommend nominees to the Board to be presented for stockholder approval. The committee may use its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm.

The Board consists of a majority of directors who (i) qualify as “independent” directors within the meaning of Nasdaq listing standards, as the same may be amended from time to time; and (ii) are affirmatively determined by the Board to have no material relationship with the Company, its parents or its subsidiaries (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company, its parents or its subsidiaries). The Nominating and Governance Committee reviews with the Board at least annually the qualifications of new and existing Board members, considering the level of independence of individual members, together with such other factors as the Board may deem appropriate, including overall skills and experience. Our Board has determined not to establish term limits with regard to service as a director in the belief that continuity of service and the past contributions of directors who have developed an in-depth understanding of the Company and its business over time bring a seasoned approach to the Company’s governance. The committee will select individuals who have high personal and professional integrity, have demonstrated ability and sound judgment, and are effective, in conjunction with other director nominees, in collectively serving the long-term interests of our stockholders, together with such other factors as the board may deem appropriate, including overall skills and experience.

Although the Company does not have a policy regarding diversity, the value of diversity on the Board is considered and the particular or unique needs of the Company shall be taken into account at the time a nominee is being considered. The Nominating and Governance Committee seeks a broad range of perspectives and considers both the personal characteristics (gender, ethnicity, age) and experience (industry, professional, public service) of directors and prospective nominees to the Board. The Nominating and Governance Committee will recommend to the Board nominees as appropriate based on these principles.

Director Nominations. Director nominees provided by stockholders to the Nominating and Governance Committee are evaluated by the same criteria used to evaluate potential nominees from other sources. Section 2.15 of our Bylaws provides specific procedures for shareholders to nominate directors, including that nominations of persons for election to the Board may be made by (i) the Board or a duly authorized committee thereof or (ii) any stockholder entitled to vote in the election of directors.

Should you have any questions regarding these procedures or would like to receive a full copy of our Bylaws, you may do so by contacting the Company’s Secretary at 1400 Lavaca Street, Austin, TX 78701.

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Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics (the “Code of Ethics”). This Code of Ethics applies to our directors, executive officers and employees. This Code of Ethics is publicly available in the corporate governance section of the Investor Relations page of our website located at https://ir.digitalbrandsgroup.co/governance-documents and in print upon request to the Secretary at Digital Brands Group Inc., 1400 Lavaca Street, Austin, TX 78701. If we make amendments to the Code of Ethics or grant any waiver that the SEC requires us to disclose, we will disclose the nature of such amendment or waiver on our website.

Stockholder Communication with Our Board of Directors

Stockholders who wish to contact any of our directors either individually or as a group may do so by writing to them c/o Stockholder Relations, Digital Brands Group, Inc., 1400 Lavaca Street, Austin, TX 78701, or by telephone at (209) 651-0172, specifying whether the communication is directed to the entire Board or to a particular director. Your letter should indicate that you are a Digital Brands Group, Inc. stockholder. Letters from stockholders are screened, which screening includes filtering out improper or irrelevant topics, and depending on subject matter, will be forwarded to (i) the director(s) to whom addressed or appropriate management personnel, or (ii) not forwarded.

Director Compensation

No obligations with respect to compensation for non-employee directors have been accrued or paid for 2022 or 2023.

Going forward, our board of directors believes that attracting and retaining qualified non-employee directors will be critical to the future value growth and governance of our company. Our Board also believes that any compensation package for our non-employee directors should be equity-based to align the interest of these directors with our stockholders. On the effective dates of previous equity offerings, each of our director nominees was granted an option to purchase 20,000 shares of common stock at a per share exercise price equal to the price of the shares of common stock per the offering. The options vest over a one-year period of time. We may in the future grant additional options to our non-employee directors, although there are no current plans to do so. We do not currently intend to provide any cash compensation to our non-employee directors.

Directors who are also our employees will not receive any additional compensation for their service on our Board.

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EXECUTIVE COMPENSATION

Our policies with respect to the compensation of our executive officers is administered by the Compensation Committee. The compensation policies are intended to provide for compensation that is sufficient to attract, motivate, and retain executives and potentially other individuals and to establish an appropriate relationship between executive compensation and the creation of stockholder value.

2023 Summary Compensation Table

The summary compensation table below shows certain compensation information for services rendered in all capacities for the fiscal years ended December 31, 2023 and 2022. The following information includes the dollar value of base salaries, bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred.

	Fiscal				Option	Stock
Name and Principal Position	Year	Salary		Bonus	Awards	Awards	Total
John Hilburn Davis IV	2023	$249,000		$—	$—	$—	$249,000
President and Chief Executive Officer	2022	$350,000		$—	$—	$—	$350,000
Reid Yeoman	2023	$250,000	(1)	$—	$—	$—	$250,000
Chief Financial Officer	2022	$250,000		$—	$—	$—	$250,000

(1)	This amount represents the amount of salary Mr. Yeoman was entitled to receive under his agreement with the Company. Such amount has not yet been paid to Mr. Yeoman.

Employment Agreements

In December 2020, we entered into an offer letter with Mr. Davis, our Chief Executive Officer, President and Chairman of the Board. The offer letter provided for an annual base salary of $350,000 effective October 1, 2020, and for Mr. Davis to be appointed to our Board effective November 30, 2020. Effective January 1, 2021, Mr. Davis is also eligible to receive an annual bonus with a target of 175%, and with a range from 0% to a maximum of 225%, of his base salary based upon achievement of Company and individual goals. He is also eligible to participate in employee benefit plans that we offer to our other senior executives. In the event of a termination of his employment after June 30, 2021, Mr. Davis is eligible for severance benefits as may be approved by the Board. Mr. Davis is subject to our recoupment, insider trading and other company policies, a perpetual non-disclosure of confidential information covenant, a non-disparagement covenant and a non-solicitation of employees covenant. Mr. Davis’ offer letter also provided for an option grant exercisable for up to 858 shares of our common stock (after reflecting the 1:100 reverse stock split and the 1:25 reverse stock split of the Company’s common stock in November 2022 and August 2023, respectively) to him at a per share exercise price equal to the IPO price, of which 75% of the options vested on the effective date of the IPO and 25% of the options vest in accordance with the vesting schedule provided in the Company’s 2020 Plan. Mr. Davis is an at-will employee and does not have a fixed employment term.

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In December 2020, we entered into an offer letter with Mr. Yeoman, our Chief Financial Officer. The offer letter provided for an annual base salary of $250,000 effective upon the closing of the IPO. Effective January 1, 2021, Mr. Yeoman is also eligible to receive an annual bonus with a target of 50%, and with a range from 0% to a maximum of 75%, of his base salary based upon achievement of Company and individual goals. He is also eligible to participate in employee benefit plans that we offer to our other senior executives.

In the event of a termination of his employment after June 30, 2021, Mr. Yeoman is eligible for severance benefits as may be approved by the Board. Mr. Yeoman is subject to our recoupment, insider trading and other company policies, a perpetual non-disclosure of confidential information covenant, a non- disparagement covenant and a non-solicitation of employees covenant. Mr. Yeoman’s offer letter also provided for an option grant 52 (after reflecting the 1:100 reverse stock split and the 1:25 reverse stock split of the Company’s common stock in November 2022 and August 2023, respectively) shares of our common stock to him at a per share exercise price equal to the IPO price, of which 75% of the options vested on the effective date of the IPO and 25% of the options vest in accordance with the vesting schedule provided in the Company’s 2020 Plan. Mr. Yeoman is an at-will employee and does not have a fixed employment term.

2020 Omnibus Incentive Stock Plan

The Company adopted the 2020 Plan. The 2020 Plan was amended upon approval of the stockholders of the Company on or around December 22, 2023, to increase the aggregate number of shares of common stock authorized for issuance under the 2020 Plan from 33,000 to 200,000. An aggregate of 200,000 shares (as adjusted for the 1-for-25 reverse stock split effectuated in August 2023) of our common stock is reserved for issuance and available for awards under the 2020 Plan, including ISOs granted under the 2020 Plan. The 2020 Plan administrator may grant awards to any employee, director, and consultants of the Company and its subsidiaries. To date, 1,092 grants (as adjusted for the 1-for-25 reverse stock split effectuated in August 2023) have been made under the 2020 Plan and 31,908 shares remain eligible for issuance under the 2020 Plan.

The 2020 Plan is currently administered by the Compensation Committee of the Board as the plan administrator. The 2020 Plan administrator has the authority to determine, within the limits of the express provisions of the 2020 Plan, the individuals to whom awards will be granted, the nature, amount and terms of such awards and the objectives and conditions for earning such awards. The Board may at any time amend or terminate the 2020 Plan, provided that no such action may be taken that adversely affects any rights or obligations with respect to any awards previously made under the 2020 Plan without the consent of the recipient. No awards may be made under the 2020 Plan after the tenth anniversary of its effective date.

Awards under the 2020 Plan may include ISOs, NQSOs, SARs, restricted shares of common stock, RSUs, performance share or unit awards, other stock-based awards and cash-based incentive awards.

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Stock Options

The 2020 Plan administrator may grant to a participant options to purchase our common stock that qualify as ISOs for purposes of Section 422 of the Code, NQSOs or a combination thereof. The terms and conditions of stock option grants, including the quantity, price, vesting periods, and other conditions on exercise will be determined by the 2020 Plan administrator. The exercise price for stock options will be determined by the 2020 Plan administrator in its discretion, but NQSOs and ISOs may not be less than 100% of the fair market value of one share of our company’s common stock on the date when the stock option is granted. Additionally, in the case of ISOs granted to a holder of more than 10% of the total combined voting power of all classes of our stock on the date of grant, the exercise price may not be less than 110% of the fair market value of one share of common stock on the date the stock option is granted. Stock options must be exercised within a period fixed by the 2020 Plan administrator that may not exceed ten years from the date of grant, except that in the case of ISOs granted to a holder of more than 10% of the total combined voting power of all classes of our stock on the date of grant, the exercise period may not exceed five years. At the 2020 Plan administrator’s discretion, payment for shares of common stock on the exercise of stock options may be made in cash, shares of our common stock held by the participant or in any other form of consideration acceptable to the 2020 Plan administrator (including one or more forms of “cashless” or “net” exercise).

Stock Appreciation Rights

The 2020 Plan administrator may grant to a participant an award of SARs, which entitles the participant to receive, upon its exercise, a payment equal to (i) the excess of the fair market value of a share of common stock on the exercise date over the SAR exercise price, times (ii) the number of shares of common stock with respect to which the SAR is exercised. The exercise price for a SAR will be determined by the 2020 Plan administrator in its discretion; provided, however, that in no event shall the exercise price be less than the fair market value of our common stock on the date of grant.

Restricted Shares and Restricted Units

The 2020 Plan administrator may award to a participant shares of common stock subject to specified restrictions (“restricted shares”). Restricted shares are subject to forfeiture if the participant does not meet certain conditions such as continued employment over a specified forfeiture period and/or the attainment of specified performance targets over the forfeiture period. The 2020 Plan administrator also may award to a participant units representing the right to receive shares of common stock in the future subject to the achievement of one or more goals relating to the completion of service by the participant and/or the achievement of performance or other objectives (“Restricted Units”). The terms and conditions of restricted share and Restricted Unit awards are determined by the 2020 Plan administrator.

Performance Awards

The 2020 Plan administrator may grant performance awards to participants under such terms and conditions as the 2020 Plan administrator deems appropriate. A performance award entitles a participant to receive a payment from us, the amount of which is based upon the attainment of predetermined performance targets over a specified award period. Performance awards may be paid in cash, shares of common stock or a combination thereof, as determined by the 2020 Plan administrator.

Other Stock-Based Awards

The 2020 Plan administrator may grant equity-based or equity-related awards, referred to as “other stock-based awards,” other than options, SARs, restricted shares, restricted Units, or performance awards. The terms and conditions of each other stock-based award will be determined by the 2020 Plan administrator. Payment under any other stock-based awards will be made in common stock or cash, as determined by the 2020 Plan administrator.

Cash-Based Awards

The 2020 Plan administrator may grant cash-based incentive compensation awards, which would include performance-based annual cash incentive compensation to be paid to covered employees. The terms and conditions of each cash-based award will be determined by the 2020 Plan administrator.

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2013 Stock Plan

Eligibility and Administration

Our employees, outside directors and consultants are eligible to receive NQSOs or the direct award or sale of shares under our 2013 Stock Plan, while only our employees are eligible to receive grants of ISOs under our 2013 Stock Plan. A person who owns more than 10% of the total combined voting power of all classes of our outstanding stock, of the outstanding common stock of our parent or subsidiary, is not eligible for the grant of an ISO unless the exercise prices is at least 110% of the fair market value of a share on the grant date and such ISO is not exercisable after five years from the grant date. The 2013 Stock Plan may be administered by a committee of the Board, and if no committee is appointed, then the Board. The Board has the authority to make all determinations and interpretations under, prescribe all forms for use with, and adopt rules for the administration of, the 2013 Stock Plan, subject to its express terms and conditions.

Shares Available and Termination

In the event that shares previously issued under the 2013 Stock Plan are reacquired, such shares will be added to the available shares for issuance under the 2013 Stock Plan. In the event that shares that would have otherwise been issuable under the 2013 Stock Plan were withheld in payment of the purchase price, exercise price, or withholding taxes, such shares will remain available for issuance under the 2013 Stock Plan. In the event that an outstanding option or other right is cancelled or expired, the shares allocable to the unexcised portion of the option or other right will be added to the number of shares available under the 2013 Stock Plan.

The 2013 Stock Plan will terminate automatically 10 years after the later of (i) the date when the Board adopted the 2013 Stock Plan or (ii) the date when the Board approved the most recent increase in the number of shares reserved under the 2013 Stock Plan that was also approved by our stockholders.

Awards

The 2013 Stock Plan provides for the grant of shares of common stock and options, including ISOs and NQSOs. All awards under the 2013 Stock Plan will be set forth in award agreements, which will detail the terms and conditions of the awards, including any applicable vesting and payment terms and post-termination exercise limitations.

As of October 11, 2024, there were options to purchase up to 1,558 shares (after reflecting the 1:100 reverse stock split and the 1:25 reverse stock split of the Company’s common stock in November 2022 and August 2023, respectively) of our common stock at a weighted average exercise price of $9,052.75 per share expiring between June 2024 and May 2031.

2023 Stock Purchase Plan

On September 10, 2023 the non-employee members of the board of directors of the Company adopted a 2023 Stock Purchase Plan (the “2023 Plan”) to enable the us to attract, retain and motivate our employees by providing for or increasing the proprietary interests of such employees in the Company, and to enable us and our subsidiaries to attract, retain and motivate nonemployee directors and further align their interests with those of the stockholders of the Company by providing for or increasing the proprietary interest of such directors in the Company. Under the 2023 Plan, qualified employees can purchase shares of our common stock at fair market value by either the delivery of cash or the delivery of a form of acceptable non-recourse promissory note. The aggregate number of common stock issuable under the 2023 Plan shall not exceed 65,000 subject to certain adjustment provided under the 2023 Plan.

Pursuant to the 2023 Plan, on September 10, 2023, certain qualified employees purchased 63,000 restricted shares of our common stock with 5-year non-recourse promissory notes bearing an interest at 2%.

2023 Performance Stock Award Agreement

On November 3, 2023, our Board approved the grant of performance equity awards (the “CEO Performance Award”) to John Hilburn Davis IV, our Chief Executive Officer, President and Chairman of the Board pursuant to a performance stock award agreement (the “2023 PSA Agreement”). The stockholders of the Company approved the 2023 PSA Agreement on or around December 22, 2023. The CEO Performance Award represents the right of Mr. Davis to receive shares of common stock of the Company based on the achievement of milestones, subject to the terms and conditions set forth in the 2023 PSA Agreement. Pursuant to the 2023 PSA Agreement, Mr. Davis is eligible to receive shares of common stock based on the achievement of milestones as described below (each, a “Milestone” and collectively, the “Milestones”), and within each Milestone the achievement of certain performance tranches (each, a “Tranche”), with each Tranche representing a portion of shares of common stock that may be issued to Mr. Davis upon achievement of such Tranche. Upon the achievement of each Tranche of one of the Milestones and subject to Mr. Davis continuing as the Chief Executive Officer, the Company will issue shares of common stock as specified in the Tranche. The milestones in the 2023 PSA Agreement are tied to the improvement of the Company’s market capitalization, EBITDA and increase in revenues. For each $20 million incremental Thirty-Day Market Cap (as defined below) achieved (each a “Market Cap Tranche”), the Company will issue to Mr. Davis a number of shares of common stock equal to 1.25% of the Company’s then-current total issued and outstanding shares of common stock as of the date a Market Cap Tranche is achieved. If the Company has a positive EBITDA during the fiscal year when the Market Cap Tranche(s) is achieved, then for each Market Cap Tranche achieved, the Company will issue to Mr. Davis an additional 0.75% of the Company’s then-current total issued and outstanding shares of common stock as of the date a Market Cap Tranche is achieved. “Thirty-Day Market Cap” is equal to (a) the sum of the Daily Market Capitalization of the Company for each trading day during the thirty (30) calendar day period immediately prior to and including the determination date, divided by (b) the number of trading days during such period. The Company’s daily market capitalization for a particular trading day is equal to the product of (a) the total number of outstanding shares as of the close of such trading day, as reported by the Company’s transfer agent, and (b) the closing price per share as of the close of such trading day, as reported by Nasdaq (or other reliable source selected by the administrator if Nasdaq is not reporting a closing price for that day) (such product, the “Daily Market Capitalization”). For each $10 million of revenue recognized by the Company (each a “Revenue Tranche”), the Company will issue to Mr. Davis a number of shares of common stock equal to 1% of the Company’s then-current total issued and outstanding shares of common stock as of the date a Revenue Tranche is achieved. In total, Mr. Davis cannot earn more than 30% of the Company’s then-current total issued and outstanding shares of common stock from the above described Milestones between the date of grant and the expiration date. To date, no shares of common stock have been issued under the CEO Performance Award pursuant to the 2023 PSA Agreement.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Person Transactions  -  Digital Brands Group, Inc.

In October 2022, the Company received advances from Trevor Pettennude totaling $325,000. The advances are unsecured, non-interest bearing and due on demand. As of December 31, 2023 and 2022, $175,000 and $325,000, respectively, were outstanding.

As of December 31, 2023 and December 31, 2022, amounts due to related parties were $400,012 and $556,217, respectively. As of December 31, 2023 and 2022, amounts due to related parties included advances from the former officer, Mark Lynn, who also serves as a director, totaling $104,568 and $104,568, respectively, and accrued salary and expense reimbursements of $87,222 and $100,649, respectively, to current officers. In addition, as of December 31, 2023, due to related parties includes advances from John “Hil” Davis, the Company’s Chief Executive Officer, President and Chairman of the Board, of $33,222. As of December 31, 2023 and 2022, the Company made net repayments for amounts due to related parties totaling $130,205 and $170,000, respectively. As of June 30, 2024, amounts due to related parties were $426,921.

Related Person Transactions - H&J

On June 21, 2023, the Company and the former owners of H&J executed a Settlement Agreement and Release (the “Settlement Agreement”) whereby contemporaneously with the parties’ execution of the Settlement Agreement (i) the Company made aggregate cash payment of $229,000 to D. Jones Tailored Collection, Ltd. (“D. Jones”), (ii) the Company issued 78,103 shares of common stock to D. Jones at a per share purchase price of $17.925 which represented the lower of (i) the closing price per share of the common stock as reported on Nasdaq on June 20, 2023, and (ii) the average closing price per share of common stock as reported on the Nasdaq for the five trading days preceding June 21, 2023, and (iii) the Company assigned and transferred one hundred percent (100%) of the Company’s membership interest in H&J to D. Jones.

Policies and Procedures for Related Person Transactions

Our Board intends to adopt a written related person policy to set forth the policies and procedures for the review and approval or ratification of related person transactions. This policy will cover any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we are to be a participant, the amount involved exceeds $100,000 and a related person had or will have a direct or indirect material interest, including purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below contains information regarding the beneficial ownership of our common stock by (i) each person who is known to us to beneficially own more than 5% of our common stock, (ii) each of our directors and director-nominees, (iii) each of our named executive officers. and (iv) all of our directors and executive officers as a group. The table below reflects the 1:100 reverse stock split that was effectuated on November 4, 2022 and the 1:25 reverse stock split that was effectuated on August 22, 2023 where each fractional share resulting from such reverse stock split held by a stockholder was paid off with cash.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to the securities in question. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table below have sole voting and investment power with respect to all shares of our common stock held by them.

Shares of common stock issuable pursuant to a stock option, warrant or convertible note that is currently exercisable or convertible, or is exercisable or convertible within 60 days after the date of determination of ownership, are deemed to be outstanding and beneficially owned for purposes of computing the percentage ownership of the holder of the stock option, warrant or convertible note but are not treated as outstanding for purposes of computing the percentage ownership of any other person.

Unless otherwise indicated, the address for each officer, director and director nominee in the following table is c/o Digital Brands Group, Inc., 1400 Lavaca Street, Austin, TX 78701. Each stockholder’s percentage of ownership and total voting power percentage in the following table is based upon, as applicable, the following shares outstanding as of the Record Date:

Class	Number of Shares	Votes/Share	Number of Votes
Common Stock	9,415,783	One / share	9,415,783
Series A Convertible Preferred Stock	6,300	One / share (voting on an as-converted basis)	27,082	(1)
Series C Convertible Preferred Stock	1,643	One / share (voting on an as-converted basis)	91,661	(2)

(1)	Number of votes for the Series A Convertible Preferred Stock is based on a fixed conversion price of $232.63 per share as of the Record Date and reflects the 1:25 reverse stock split that was effectuated on August 22, 2023.

(2)	Number of votes for the Series C Convertible Preferred Stock is based on a fixed conversion price of $17.925 per share as of the Record Date and reflects the 1:25 reverse stock split that was effectuated on August 22, 2023.

	Common Stock		Total Voting Power %
Name of Beneficial Owners	Shares	%
Executive Officers and Directors:
John Hilburn Davis IV (1)	908	*	*
Reid Yeoman(2)	46	*	*
Mark T. Lynn(3)	134	*	*
Trevor Pettennude(4)	33	*	*
Jameeka Aaron(5)	6	*	*
Huong “Lucy” Doan(6)	8	*	*
All executive officers, directors and director nominees as a group (7 persons)(7)	1,135	*	*

*	Less than one percent.

(1)	Represents options exercisable at $1,000 per share.

(2)	Represents options to acquire up to 38 shares of common stock, exercisable at $100.00 per share and options to acquire up to 7 shares of common stock, exercisable at $8,200 per share.

(3)	Includes options to acquire up to 128 shares of common stock exercisable between $3,900 and $8,200 per share.

(4)	Includes options to acquire up to 30 shares of common stock exercisable between $3,900 and $8,200 per share.

(5)	Represents options exercisable at $1,000 per share.

(6)	Represents options exercisable at $8,900 per share.

(7)	Includes (i) stockholdings by all directors and named executive officers; and (ii) options to acquire up to 981 shares of common stock exercisable between $3,900 and $10,000.

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Series A Convertible Preferred Stock

Name and Address of Beneficial Owner	Number of Shares of Series A Convertible Preferred Stock Beneficially Owned	Percentage of Series A Convertible Preferred Stock Outstanding(1)
5% Holders of Series A Convertible Preferred Stock
Boco4-DSTLD-Senior Debt, LLC(2)	6,300	100%
Executive Officers and Directors
John Hilburn Davis IV	-	-
Reid Yeoman	-	-
Mark T. Lynn	-	-
Trevor Pettennude	-	-
Jameeka Aaron	-	-
Huong “Lucy” Doan	-	-
All executive officers, directors and director nominees as a group (7 persons)	-	-

*	Less than one percent.

(1)	Percentages are based on 6,300 shares of Series A Convertible Preferred Stock issued and outstanding as of the Record Date.

(2)	Consists of 6,300 shares of Series A Convertible Preferred Stock at a $232.63 conversion price. The issuance of shares of common stock upon conversion of the Series A Convertible Preferred Stock is subject to a limit of 19.99% of the issued and outstanding common stock and the reporting person has agreed not to convert in any calendar month more than the greater of $500,000 or 10% of the aggregate trading volume of common stock as reported by Nasdaq. The shares of Series A Convertible Preferred Stock are owned of record by Boco4-DSTLD-Senior Debt, LLC. Kurt Hanson is the manager of Boco4-DSTLD-Senior Debt, LLC and as such may be deemed to have sole voting and investment discretion with respect to shares of Series A Convertible Preferred Stock held by Boco4-DSTLD-Senior Debt, LLC. Mr. Hanson disclaims any beneficial ownership of the securities held by Boco4-DSTLD-Senior Debt, LLC other than to the extent of any pecuniary interest he may have therein, directly or indirectly. The address of Boco4-DSTLD-Senior Debt, LLC is 111 S Main Street, Suite 2025, Salt Lake City, UT 84111.

Series C Convertible Preferred Stock

Name and Address of Beneficial Owner	Number of Shares of Series C Convertible Preferred Stock Beneficially Owned	Percentage of Series C Convertible Preferred Stock Outstanding(1)
5% Holders Series C Convertible Preferred Stock
Matthieu Leblan(2)	993	60.4%
Carol Ann Emquies(3)	650	39.6%
Executive Officers and Directors
John Hilburn Davis IV	-	-

*	Less than one percent.

30

Name and Address of Beneficial Owner	Number of Shares of Series C Convertible Preferred Stock Beneficially Owned	Percentage of Series C Convertible Preferred Stock Outstanding(1)
Reid Yeoman	-	-
Mark T. Lynn	-	-
Trevor Pettennude	-	-
Jameeka Aaron	-	-
Huong “Lucy” Doan	-	-
All executive officers, directors and director nominees as a group (7 persons)	-	-

(1)	Percentages are based on 1,643 shares of DBG’s Series C Convertible Preferred Stock issued and outstanding as of the Record Date.

(2)	Consists of 993 shares of Series C Convertible Preferred Stock at $17.925 conversion price. The issuance of shares of common stock upon conversion of the Series C Convertible Preferred Stock is subject to a limit of 19.99% of the issued and outstanding common stock and the reporting person has agreed not to convert in any calendar month more than the greater of $300,000 or 3% of the aggregate trading volume of common stock as reported by Nasdaq. The address of the reporting person is 3,0507 Tellem Drive, Pacific Palisades, CA 90272.

(3)	Consists of 650 shares of Series C Convertible Preferred Stock at $17.925 conversion price. The issuance of shares of common stock upon conversion of the Series C Convertible Preferred Stock is subject to a limit of 19.99% of the issued and outstanding common stock and the reporting person has agreed not to convert in any calendar month more than the greater of $300,000 or 3% of the aggregate trading volume of common stock as reported by Nasdaq. The address of the reporting person is 805 North Hillcrest Road, Beverly Hills, CA 90210.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and persons who beneficially own more than 10% of the Company’s common stock to file with the SEC reports showing initial ownership of and changes in ownership of the Company’s common stock and other registered equity securities. Based solely upon our review of the copies of such forms or written representations from certain reporting persons received by us with respect to fiscal year 2023, the Company believes that its directors and executive officers and persons who own more than 10% of a registered class of its equity securities have complied with all applicable Section 16(a) filing requirements for fiscal year 2023.

31

STOCKHOLDER PROPOSALS FOR 2025 ANNUAL MEETING

Proposals to Be Included in Proxy Statement

If a stockholder would like us to consider including a proposal in our proxy statement and form of proxy relating to our 2025 annual meeting of stockholders pursuant Rule 14a-8 under the Exchange Act, a written copy of the proposal must be delivered no later than June 27, 2025 (the date that is 120 calendar days before the one year anniversary of the date of the proxy statement released to stockholders for this year’s annual meeting of stockholders). If the date of next year’s annual meeting is changed by more than 30 days from the anniversary date of this year’s meeting, then the deadline is a reasonable time before we begin to print and mail proxy materials. Proposals must comply with the proxy rules relating to stockholder proposals, in particular Rule 14a-8 under the Exchange Act, in order to be included in our proxy materials.

Proposals to Be Submitted for Annual Meeting

Stockholders who wish to submit a proposal or nomination for consideration at our 2025 annual meeting of stockholders, but, in the case of a proposal who do not wish to submit the proposal for inclusion in our proxy statement pursuant to Rule 14a-8 under the Exchange Act, must, in accordance with our bylaws, have given timely notice thereof in writing to the secretary of the Corporation. To be timely, a stockholder’s notice shall be delivered to or mailed and received at the principal executive offices of the Company not less than 60 days (October 3, 2025) nor more than 90 days (September 3, 2025) prior to the first anniversary of the preceding year’s annual meeting of stockholders. The proposal or nomination must comply with the notice procedures and information requirements set forth in our bylaws, and the stockholder submitting the proposal or nomination must be a stockholder of record at the time of giving the notice and is entitled to vote at the meeting. Any stockholder proposal or nomination that is not submitted pursuant to the procedures set forth in our bylaws will not be eligible for presentation or consideration at the next annual meeting.

In the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the first anniversary of the preceding year’s annual meeting, then notice must be delivered no later than 70 days prior to the date of such meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Public announcement means disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable news service or in a document publicly filed by the company with the SEC pursuant to Section 13, 14 or 15(d) of the Exchange Act.

Universal Proxy

In addition to satisfying the foregoing requirements under the Company’s bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than October 3, 2025.

Mailing Instructions

In each case, proposals should be delivered to 1400 Lavaca Street, Austin, TX 78701, Attention: Company Secretary. To avoid controversy and establish timely receipt by us, it is suggested that stockholders send their proposals by certified mail return receipt requested.

32

OTHER BUSINESS

The Board of Directors does not know of any other matter to be acted upon at the Meeting. However, if any other matter shall properly come before the Meeting, the proxy holders named in the proxy accompanying this proxy statement will have authority to vote all proxies in accordance with their discretion.

By order of the Board of Directors

/s/ John Hilburn Davis IV
John Hilburn Davis IV
President and Chief Executive Officer

Dated: October 25, 2024

Austin, Texas

33

DIGITAL BRANDS GROUP, INC.
4700 S BOYLE AVE
VERNON, CA 90058

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on December 1, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/DBGI2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on December 1, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V58901-P19357 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

DIGITAL BRANDS GROUP, INC.

The Board of Directors recommends you vote FOR the following proposals:

1. Election of Directors

Nominees:	**For**	**Against**	**Withhold**
1a. John Hilburn Davis, IV	☐	☐	☐
1b. Mark T. Lynn	☐	☐	☐
1c. Trevor Pettennude	☐	☐	☐
1d. Jameeka Green Aaron	☐	☐	☐
1e. Huong "Lucy" Doan	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement, 10-K and 10-K/A are available at www.proxyvote.com.

V58902-P19357

DIGITAL BRANDS GROUP, INC.
ANNUAL MEETING OF STOCKHOLDERS
DECEMBER 2, 2024 AT 9:30 AM ET
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) John Hilburn Davis, IV, as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock and/or Preferred Stock of DIGITAL BRANDS GROUP, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:30 AM ET, on December 2, 2024, at virtually www.virtualshareholdermeeting.com/DBGI2024, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side